Exhibit 99.1

BellRing Distribution, LLC Announces Pricing of Senior Notes Offering

ST. LOUIS, March 1, 2022 – BellRing Distribution, LLC (“New BellRing”) today announced the pricing of its previously announced senior notes offering. New BellRing priced $840.0 million in aggregate principal amount of 7.00% senior notes due 2030 (the “Notes”). The Notes were offered in connection with Post Holdings, Inc.’s (“Post”) anticipated spin-off of 80.1% of its interest in New BellRing to Post shareholders. The Notes offering is expected to close on March 10, 2022, and is conditioned upon the substantially concurrent completion of the spin-off and the related merger of a subsidiary of New BellRing into BellRing Brands, Inc. (“BellRing”).

The Notes will be issued to Post as partial consideration for the transfer by Post to New BellRing of certain assets, including all of the equity interests held by Post in BellRing and BellRing Brands, LLC (“BellRing LLC”) and cash. Post will then transfer the Notes to certain of its lenders or their respective affiliates (the “Selling Noteholders”) to satisfy outstanding Post debt owed to the lenders. New BellRing will use the cash received from Post, along with cash on hand and a draw on the new revolving credit facility that it will enter into as part of the transactions, to refinance BellRing LLC’s existing indebtedness and to pay fees and expenses related to the transaction, as well as to distribute cash to existing BellRing stockholders in connection with the above-described merger. The Selling Noteholders are offering the Notes for resale in a transaction exempt from registration. The Selling Noteholders (or their respective affiliates) will receive all of the proceeds from such offering.

Upon the closing of the offering, the Notes will be unsecured unsubordinated obligations of New BellRing and, fourteen days after the closing of the offering, will be guaranteed by New BellRing’s existing and subsequently acquired or organized domestic subsidiaries (other than immaterial subsidiaries, certain excluded subsidiaries and subsidiaries designated as unrestricted subsidiaries). The Notes will not be an obligation of Post or any of Post’s wholly-owned subsidiaries.

The Notes and the related subsidiary guarantees were offered by the Selling Noteholders to persons reasonably believed to be qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes and the related subsidiary guarantees have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement on Forward-Looking Language

Certain matters discussed in this press release are forward-looking statements. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include statements regarding the offering of the Notes, including the expected timing of the closing of the offering, and Post’s proposed distribution of a significant portion of its interest in New BellRing to Post shareholders, including the amount of New BellRing equity Post intends to distribute, the form of the distribution and New BellRing’s intended use of the cash it receives from Post. There is no assurance that the proposed offering or the proposed distribution will be completed as anticipated or at all, and there are a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the forward-looking statements made herein, including risks relating to unanticipated developments that prevent, delay or negatively impact the proposed offering or the proposed distribution, the ongoing conflict in Ukraine, the rapidly changing situation related to the COVID-19 pandemic and other financial, operational and legal risks and uncertainties described in Post’s and BellRing’s filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements represent Post’s and BellRing’s judgment as of the date of this release. Post and BellRing disclaim, however, any intent or obligation to update these forward-looking statements.

Additional Information and Where to Find It

This release does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed transaction, New BellRing (as BellRing Distribution, LLC) has filed a registration statement of New BellRing on Form S-4 (File No. 333-261741) with the SEC, which contains a prospectus of New BellRing and a definitive proxy statement of BellRing, dated February 3, 2022, and a registration statement of New BellRing on Form S-4/S-1 (File No. 333-261873) with the SEC, which contains a prospectus of New BellRing, dated February 14, 2022. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/ PROSPECTUSES, PROXY STATEMENT AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, ANY AMENDMENTS OR SUPPLEMENTS TO THESE FILINGS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW BELLRING, BELLRING AND THE PROPOSED TRANSACTION. The registration statements were declared effective by the SEC on February 3, 2022, and a definitive proxy statement/prospectus was mailed on or about February 3, 2022 to stockholders of BellRing seeking that such stockholders adopt the definitive agreement for the proposed transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov, Post’s website, www.postholdings.com, or BellRing’s website, www.bellring.com.

The transaction and distribution of this release may be restricted by law in certain jurisdictions and persons who come into possession of any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made, directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in a Solicitation

Post, BellRing, New BellRing and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from BellRing’s stockholders with respect to the approvals required to complete the proposed transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed transaction, by security holdings or otherwise, is set forth in BellRing’s definitive proxy statement filed with the SEC. Information regarding the directors and executive officers of Post is available in its definitive proxy statement, which was filed with the SEC on December 6, 2021. Information regarding the directors and executive officers of BellRing is available in its definitive proxy statement, which was filed with the SEC on December 29, 2021, and its definitive proxy statement relating to the proposed transaction, which was filed with the SEC on February 3, 2022. Free copies of these documents may be obtained as described above.

About Post Holdings, Inc.

Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, refrigerated, foodservice, food ingredient and convenient nutrition food categories.

About BellRing Brands, Inc.

BellRing Brands, Inc. is a holding company operating in the global convenient nutrition category offering ready-to-drink shake and powder protein products. Its primary brands, Premier Protein® and Dymatize®, appeal to a broad range of consumers and are distributed across a diverse network of channels including club, food, drug, mass, eCommerce, specialty and convenience.

Contact:

Investor Relations

Jennifer Meyer

jennifer.meyer@postholdings.com

(314) 644-7665